EXECUTION VERSION
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of November 12, 2008, by and among PETROLEUM DEVELOPMENT CORPORATION (the “Borrower”), CERTAIN SUBSIDIARIES OF THE BORROWER, as Guarantors (the “Guarantors”), the LENDERS party hereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).  Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of November 4, 2005 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Administrative Agent, the Lenders, the Borrower, and the Guarantors have agreed to increase the Borrowing Base and amend the Credit Agreement as provided herein upon the terms and conditions set forth herein;

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:

SECTION 1. Amendments to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1 Additional Definitions.  Section 1.01 of the Credit Agreement shall be and it hereby is amended by inserting the following definitions in appropriate alphabetical order:

“Cash Collateral Account” has the meaning assigned to such term in Section 2.06(j).

“Defaulting Lender” means any Lender, as reasonably determined by the Administrative Agent, that has (a) failed to fund any portion of the Loans or participations in LC Disbursements required to be funded by it hereunder within one Business Day of the date required to be funded by it hereunder, (b) notified the Borrower, the Administrative Agent, the Issuing Bank or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement, (c) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute, or (d) (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment.

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“Fifth Amendment Effective Date” means November 12, 2008.

“New Production” means, as at any date of determination, production from any proved producing reserves that were not classified as proved producing reserves in the most recent Reserve Report delivered by the Borrower pursuant to Section 6.01(j).

1.2 Amended Definitions.  Section 1.01 of the Credit Agreement shall be and it hereby is amended by amending and restating the following definitions in their respective entireties to read as follows:

“Adjusted LIBO Rate” means, (a) with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (i) the LIBO Rate for such Interest Period multiplied by (ii) the Statutory Reserve Rate and (b) with respect to any ABR Borrowing for any day, an interest rate per annum equal to (i) the LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) multiplied by (ii) the Statutory Reserve Rate.

“Aggregate Revolving Commitment” means, as of the Fifth Amendment Effective Date, $375,000,000 and thereafter as such amount may be reduced or increased from time to time pursuant to Section 2.02 and Section 2.03 and as a result of changes in the Borrowing Base pursuant to Article III; provided that such amount shall not at any time exceed the lesser of (i) the Maximum Facility Amount and (ii) the Borrowing Base.  If at any time the Borrowing Base is reduced below the Aggregate Revolving Commitment, the Aggregate Revolving Commitment shall be reduced automatically to the amount of the Borrowing Base in effect at such time.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1%, (c) the Federal Funds Effective Rate in effect on such day plus ½ of 1%, and (d) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%, provided that, for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based on the rate appearing on the Reuters BBA Libor Rates Page 3750 (or on any successor or substitute page of such page) at approximately 11:00 a.m. London time on such day.  Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.

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“Applicable Rate” means, with respect to any ABR Loan or Eurodollar Loan, or with respect to the Unused Commitment Fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “ABR Spread”, “Eurodollar Spread” or “Unused Commitment Fee Rate”, as the case may be, based upon the Borrowing Base Usage applicable on such date:

Borrowing Base Usage:	ABR Spread	Eurodollar Spread	Unused Commitment Fee Rate
Equal to or greater than 90%	1.375%	2.375%	0.500%
Equal to or greater than 75% and less than 90%	1.125%	2.125%	0.500%
Equal to or greater than 50% and less than 75%	0.875%	1.875%	0.500%
Less than 50%	0.625%	1.625%	0.500%

Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next change.

“LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Reuters BBA Libor Rates Page 3750 (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period.  In the event that such rate is not available at such time for any reason, then the “LIBO Rate” with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

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“Required Lenders” means, at any time, (i) solely with respect to a reduction in or reaffirmation of the Borrowing Base pursuant to Section 3.02, Lenders having Revolving Credit Exposures and Unused Revolving Commitments representing at least 66-2/3% of the sum of the Aggregate Revolving Credit Exposure and all Unused Revolving Commitments of all Lenders at such time or, if the Aggregate Revolving Commitment has been terminated, Lenders having Revolving Credit Exposures representing at least 66-2/3% of the sum of the Aggregate Revolving Credit Exposure of all Lenders at such time and (ii) for all other purposes, Lenders having Revolving Credit Exposures and Unused Revolving Commitments representing more than 50% of the sum of the Aggregate Revolving Credit Exposure and all Unused Revolving Commitments of all Lenders at such time or, if the Aggregate Revolving Commitment has been terminated, Lenders having Revolving Credit Exposures representing more than 50% of the sum of the Aggregate Revolving Credit Exposure of all Lenders at such time; provided that the Unused Revolving Commitment and the Revolving Credit Exposures held or deemed held by any Defaulting Lender shall be excluded for purposes of making a determination of the Required Lenders.

1.3 Letters of Credit.  Clause (b) of Section 2.06 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

(b)           Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions.  To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit.  If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank’s standard form in connection with any request for a Letter of Credit.  A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $75,000,000 and (ii) the Aggregate Revolving Credit Exposure shall not exceed the Aggregate Revolving Commitment.  Notwithstanding the foregoing, the Issuing Bank shall not at any time be obligated to issue, amend, renew or extend any Letter of Credit if any Lender is at such time a Defaulting Lender hereunder, unless the Borrower cash collateralizes such Defaulting Lender’s portion of the total LC Exposure (calculated after giving effect to the issuance, amendment, renewal or extension of such Letter of Credit) in accordance with the procedures set forth in Section 2.06(j).

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1.4 Letters of Credit.  Clause (j) of Section 2.06 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

(j)           Cash Collateralization.

(i)           If at any time the Borrower elects to cash collateralize the LC Exposure of any Defaulting Lender pursuant to Section 2.06(b), the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders (the “Cash Collateral Account”), an amount in cash equal to such Defaulting Lender’s portion of the total LC Exposure at such time as calculated pursuant to Section 2.06(b) (less any amounts already on deposit in such Cash Collateral Account representing cash collateral for any portion of such Defaulting Lender’s portion of the total LC Exposure).

(ii)           If any Letter of Credit is outstanding at the time any Lender is a Defaulting Lender, upon the written request of the Issuing Bank demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall promptly, and in any event within one (1) Business Day after receipt of such written request, cash collateralize such Defaulting Lender’s portion of the total LC Exposure at such time by depositing in the Cash Collateral Account an amount in cash equal to such Defaulting Lender’s portion of the total LC Exposure (less any amounts already on deposit in such Cash Collateral Account representing cash collateral for any portion of such Defaulting Lender’s portion of the total LC Exposure).

(iii)           If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with LC Exposure representing greater than sixty-six and two-thirds percent (66⅔%) of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in the Cash Collateral Account an amount in cash equal to the total LC Exposure as of such date plus any accrued and unpaid interest thereon, if any; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (h) or (i) of Article IX.

(iv)           Deposits in the Cash Collateral Account made pursuant to the foregoing paragraphs (i), (ii) and (iii) shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement.  The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over the Cash Collateral Account.  Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent but in consultation with the Borrower and at the Borrower’s risk and expense, such deposits shall not bear interest.  Interest or profits, if any, on such investments shall accumulate in such account.  Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with LC Exposure representing sixty-six and two-thirds percent (66⅔%) or more of the total LC Exposure), be applied to satisfy other Obligations of the Borrower under this Agreement and to the extent any excess remains after payment in full in cash of all Obligations and the termination of all Revolving Commitments, such excess shall be released to the Borrower.

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(v)           If the Borrower is required to provide an amount of cash collateral pursuant to paragraphs (i), (ii) or (iii) above, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within one (1) Business Day after (x) in the case of cash collateral provided pursuant to paragraphs (i) or (ii) above, the applicable Defaulting Lender is no longer a Defaulting Lender and (y) in the case of cash collateral provided pursuant to paragraph (iii) above, all Events of Default have been cured or waived.

1.5 Fees.  Clauses (a) and (b) of Section 2.12 of the Credit Agreement shall be and they hereby are amended in their respective entireties to read as follows:

 (a)           The Borrower agrees to pay to the Administrative Agent, for the account of each Lender, an unused commitment fee (the “Unused Commitment Fee”) equivalent to the Applicable Rate times the daily average of the total Unused Revolving Commitments.  Such Unused Commitment Fee shall be calculated on the basis of a year consisting of 360 days.  The Unused Commitment Fee shall be payable in arrears on the last day of March, June, September and December of each year, commencing with the first such date to occur after the Effective Date, and on the Maturity Date for any period then ending for which the Unused Commitment Fee shall not have been theretofore paid.  In the event the Aggregate Revolving Commitment terminates on any date other than the last day of March, June, September or December of any year, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender, on the date of such termination, the pro rata portion of the Unused Commitment Fee due for the period from the last day of the immediately preceding March, June, September or December, as the case may be, to the date such termination occurs.  Notwithstanding anything to the contrary contained herein, for so long as any Lender is a Defaulting Lender hereunder, the portion of the Unused Commitment Fee attributable to such Defaulting Lender shall cease to accrue pursuant to the terms of this Section 2.12(a) and the Borrower shall have no obligation to pay any Unused Commitment Fee for the account of such Defaulting Lender for the period of time such Lender is a Defaulting Lender.

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 (b)           The Borrower agrees to pay (i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate used to determine the interest rate applicable to Eurodollar Loans on the average daily amount of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender’s Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank a fronting fee, which shall accrue at the rate or rates per annum separately agreed upon between the Borrower and the Issuing Bank on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Aggregate Revolving Commitment and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder.  Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Aggregate Revolving Commitment terminates and any such fees accruing after the date on which the Aggregate Revolving Commitment terminates shall be payable on demand.  Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand.  All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).  Notwithstanding anything to the contrary contained herein, for so long as any Lender is a Defaulting Lender hereunder and to the extent required, the Borrower has cash collateralized such Defaulting Lender’s portion of the total LC Exposure pursuant to Section 2.06(j), the portion of the participation fees attributable to such Defaulting Lender pursuant to clause (i) of this Section 2.12(b) shall cease to accrue pursuant to the terms of this Section 2.12(b) and the Borrower shall have no obligation to pay any participation fees to the Administrative Agent for the account of such Defaulting Lender for the period of time such Lender is a Defaulting Lender and, to the extent required, such Defaulting Lender’s portion of the total LC Exposure is cash collateralized pursuant to Section 2.06(j); provided, however, that in the event the Borrower has not cash collateralized any Defaulting Lender’s portion of the total LC Exposure pursuant to, and as required under, Section 2.06(j), then, without prejudice to any rights or remedies of the Issuing Bank or any Lender hereunder, all participation fees accruing during the period of time such Lender is a Defaulting Lender that otherwise would have been payable for the account of such Defaulting Lender pursuant to clause (i) of this Section 2.12(b) shall be payable to the Issuing Bank for the account of the Issuing Bank until such Defaulting Lender’s LC Exposure is cash collateralized pursuant to, and as required under, Section 2.06(j).

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1.6 Mitigation Obligations; Replacement of Lenders.  Clause (c) of Section 2.19 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

(c)           If in connection with any proposed amendment, modification, termination, waiver or consent with respect to any of the provisions of this Agreement or any other Loan Document as contemplated by Section 11.02, the consent of Required Lenders shall have been obtained but the consent of one or more of such other Lenders (each a “Non-Consenting Lender”) whose consent is required has not been obtained or if Lender is a Defaulting Lender; then, the Borrower may elect to replace such Non-Consenting Lender or Defaulting Lender, as the case may be, as a Lender party to this Agreement in accordance with and subject to the restrictions contained in, and consents required by Section 11.04; provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent (and if a Revolving Commitment is being assigned, the Issuing Bank), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments.  A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such  assignment and delegation cease to apply or, in the case of a Defaulting Lender, such Lender is no longer a Defaulting Lender.

1.7 Production Reports.  Clause (d) of Section 6.01 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

(d)           at the Borrower’s option and to the extent the Borrower delivered a report to the Administrative Agent and each Lender pursuant to Section 6.01(i) concurrently with delivery by the Borrower of the most recent Reserve Report, a report from a Financial Officer or other executive officer of the Borrower in form satisfactory to the Administrative Agent setting forth for each such month that any actual production information is available, the actual production, on a month by month basis, of the Borrower and the Restricted Subsidiaries (including Attributed Interests) of each of Crude Oil and Natural Gas since the “as of” date of the most recently delivered Reserve Report;

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1.8 Financial Statements; Other Information.  Clause (i) of Section 6.01 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

(i)           at the Borrower’s option, together with any Reserve Report required under clause (j) of this Section 6.01, a report from a Financial Officer or other executive officer of the Borrower in form satisfactory to the Administrative Agent setting forth (a) the forecasted production from proved producing reserves of the Borrower and the Restricted Subsidiaries (including the Attributed Interests) per month of each of Crude Oil and Natural Gas for the forthcoming five year period, and  (b) a comparison of the annual forecasted production set forth in the most recently delivered Reserve Report to the monthly forecasted production for the forthcoming five year period;

1.9 Security.  Section 6.09 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

Section 6.09                                Security.  As soon as available and in any event no later than thirty (30) days after the Fifth Amendment Effective Date, the Borrower will, and will cause each Restricted Subsidiary to, execute and deliver to the Administrative Agent, for the benefit of the Secured Parties, (a) Mortgages in form and substance acceptable to the Administrative Agent together with such other assignments, conveyances, amendments, agreements and other writings, including, without limitation, UCC-1 financing statements (each duly authorized and executed, as applicable) as the Administrative Agent shall deem necessary or appropriate to grant, evidence and perfect Liens in Direct Interests having an Engineered Value equal to or greater than eighty percent (80%) of the Engineered Value of the Direct Interests included in the Borrowing Base Properties and (b) Security Agreements in form and substance acceptable to the Administrative Agent together with such other assignments, conveyances, amendments, agreements and other writings, including, without limitation, UCC-1 financing statements (each duly authorized and executed, as applicable) and control agreements as the Administrative Agent shall deem necessary or appropriate to grant, evidence and perfect Liens in the Partnership Interests and certain other personal property of the Borrower or such Restricted Subsidiary, as the case may be, subject only to Permitted Encumbrances and other Liens permitted under Section 7.02.

1.10 Title Data.  Section 6.10 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

Section 6.10                                Title Data.  As soon as available and in any event no later than thirty (30) days after the Fifth Amendment Effective Date, the Borrower will, and will cause each Guarantor to, deliver to the Administrative Agent such opinions of counsel (including, if so requested, title opinions, addressed to the Administrative Agent) and other evidence of title as the Administrative Agent shall deem necessary or appropriate to verify (i) the title of the Credit Parties to not less than  eighty percent (80%) of the Engineered Value of the Borrowing Base Properties that are required to be subject to a Mortgage pursuant to Section 6.09, and (ii) the validity, perfection and priority of the Liens created by such Mortgages and such other matters regarding such Mortgages as Administrative Agent shall reasonably request.

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1.11 Swap Agreements.  Section 7.05 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

Section 7.05                                Swap Agreements.  The Borrower will not, nor will the Borrower permit any of its Restricted Subsidiaries or any Sponsored Partnership to, enter into any Swap Agreement, except Swap Agreements entered into in the ordinary course of business and not for speculative purposes to (a) hedge or mitigate Crude Oil and Natural Gas price risks to which the Borrower, any Restricted Subsidiary or any Sponsored Partnership has actual exposure (whether or not treated as a hedge for accounting purposes under GAAP); provided that such Swap Agreements (at the time each transaction under such Swap Agreement is entered into) would not cause the aggregate notional amount per month for each of Crude Oil and Natural Gas, calculated separately, under all Swap Agreements then in effect (other than any such transaction that is a hedge by means of a price “floor” for which there exists no deferred obligation to pay the related premium or other purchase price or the only deferred obligation is to pay the financing for such premium or other purchase price) to exceed eighty (80%) of the “forecasted production from proved producing reserves” (as defined below) of the Borrower and the Restricted Subsidiaries (including the Attributed Interests) for any month during the forthcoming four year period; and (b) effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of any Credit Party.  As used in this Section 7.05, “forecasted production from proved producing reserves” means the forecasted production of each of Crude Oil and Natural Gas as reflected in the most recent Reserve Report delivered to the Administrative Agent pursuant to Section 6.01, after giving effect to (x) any pro forma adjustments for the consummation of any acquisitions or dispositions since the effective date of such Reserve Report and (y) any adjustments for changes in the forecasted production from proved producing reserves of Crude Oil and Natural Gas since delivery by the Borrower of the most recent Reserve Report based on the actual production of Crude Oil and Natural Gas set forth in any reports delivered to the Administrative Agent pursuant to Section 6.01(d) for the period specified therein and as calculated in accordance with Exhibit F attached hereto; provided that, in the case of clause (y) above, if such adjustments reflect an increase in the forecasted production from proved producing reserves of either Crude Oil or Natural Gas of more than fifteen percent (15%) of the forecasted production from proved producing reserves of Crude Oil or Natural Gas, as applicable, for the forthcoming five year period as reflected in the most recently delivered Reserve Report, then the Administrative Agent may, or at the direction of the Required Lenders shall, request and the Borrower shall deliver to the Administrative Agent and the Lenders within thirty (30) days after such request, an engineering analysis, on a month by month basis as to Crude Oil and Natural Gas separately, of the proved producing component of all New Production for the forthcoming five year period prepared by a petroleum engineer employed by the Borrower that confirms such increase in such forecasted production from such New Production and that is otherwise reasonably acceptable to the Administrative Agent. Each Credit Party and each Lender agrees and acknowledges that (i) the Existing Swap Agreements are Swap Agreements permitted under this Section 7.05, (ii) as of the Effective Date, the counterparty to such Swap Agreements is a Lender Counterparty, and (iii) the obligations of the Borrower under such Swap Agreements are included in the defined term “Obligations” and such obligations are entitled to the benefits of, and are secured by the Liens granted under, the Security Instruments.  Once the Borrower or any Restricted Subsidiaries enter into a Swap Agreement, the terms and conditions of such Swap Agreement may not be amended or modified, nor may such Swap Agreement be cancelled without the prior written consent of Required Lenders.

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1.12 Waivers; Amendments.  Clause (b) of Section 11.02 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:

(b)           Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Credit Parties and the Required Lenders or by the Credit Parties and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (1) increase the Borrowing Base without the written consent of each Lender, (2) increase the Applicable Percentage of any Lender or the Aggregate Revolving Commitment above the Maximum Facility Amount without the written consent of such Lender, (3) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (4) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any of the Aggregate Revolving Commitment, without the written consent of each Lender affected thereby, (5) change Section 2.18(b) or Section 2.18(c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (6) release any Credit Party from its obligations under the Loan Documents or, except in connection with any sales, transfers, leases or other dispositions permitted in Section 7.03, release any of the Collateral without the written consent of each Lender, or (7) change any of the provisions of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Issuing Bank hereunder without the prior written consent of the Administrative Agent or the Issuing Bank, as the case may be.  Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender.

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1.13 Amendment to Exhibits.  The Credit Agreement shall be and it hereby is amended by adding immediately after “Exhibit E” a new “Exhibit F” in the form attached hereto as Annex 1.

1.14 Amendment to Schedules.  Schedule 2.01 of the Credit Agreement shall be and it hereby is amended in its entirety by substituting Schedule 2.01 attached hereto.

1.15 Redetermined Borrowing Base.  This Amendment shall constitute notice of the Redetermination of the Borrowing Base and the Monthly Reduction pursuant to Section 3.05 of the Credit Agreement, and the Administrative Agent, the Lenders and the Borrower hereby acknowledge that effective as of the Fifth Amendment Effective Date, the Borrowing Base is $375,000,000 and the Monthly Reduction is $0.00.

SECTION 2. New Lenders and Reallocation of Revolving Commitments and Loans.  The Lenders have agreed among themselves to reallocate their respective Revolving Commitments and to, among other things, allow certain financial institutions identified by J.P. Morgan Securities, Inc., in its capacity as a Joint Lead Arranger, in consultation with the Borrower, to become a party to the Credit Agreement as a Lender (each, a “New Lender”) by acquiring an interest in the Aggregate Revolving Commitment, and Administrative Agent and the Borrower hereby consent to such reallocation and each New Lender’s acquisition of an interest in the Aggregate Revolving Commitment.  On the date this Amendment becomes effective and after giving effect to such reallocation of the Aggregate Revolving Commitment, the Revolving Commitment of each Lender shall be as set forth on Schedule 2.01 of this Amendment.  With respect to such reallocation, each New Lender shall be deemed to have acquired the Revolving Commitment allocated to it from each of the other Lenders pursuant to the terms of the Assignment and Assumption attached as Exhibit A to the Credit Agreement as if such New Lender and the other Lenders had executed an Assignment and Assumption with respect to such allocation.  The Borrower and Administrative Agent hereby consent to such assignment to the New Lenders.  To the extent requested by any Lender in accordance with Section 2.16 of the Credit Agreement, the Borrower shall pay to such Lender, within the time period prescribed by Section 2.16 of the Credit Agreement, any amounts required to be paid by the Borrower under Section 2.16 of the Credit Agreement in the event the payment of any principal of any Eurodollar Loan or the conversion of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto is required in connection with the reallocation contemplated by this Section 2.

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SECTION 3. Conditions.  The amendments to the Credit Agreement contained in Section 1 of this Amendment and the assignments and reallocations contained in Section 2 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 3.

3.1 Execution and Delivery.  Each Credit Party, each Lender, and the Administrative Agent shall have executed and delivered this Amendment and each other required document, all in form and substance satisfactory to the Administrative Agent.

3.2 No Default.  No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

3.3 Fees.  The Borrower, the Administrative Agent and J.P. Morgan Securities, Inc., as a Joint Lead Arranger and the Sole Bookrunner (“JPMorgan”), shall have executed and delivered a fee letter in connection with this Amendment, and the Administrative Agent and JPMorgan shall have received all fees payable under such fee letter at the time this Amendment becomes effective.

3.4 Monthly Forecasted Production Report.  The Borrower shall have delivered to the Administrative Agent a report from a Financial Officer or other executive officer of the Borrower in form satisfactory to the Administrative Agent setting forth (a) the forecasted production from proved producing reserves of the Borrower and the Restricted Subsidiaries (including the Attributed Interests) per month of each of Crude Oil and Natural Gas for the forthcoming five year period, and (b) a comparison of the annual forecasted production set forth in most recently delivered Reserve Report to the monthly forecasted production for the forthcoming five year period.

3.5 Governmental Approvals.  All governmental and third party approvals necessary or, in the discretion of the Administrative Agent, advisable in connection with the financing contemplated by the Credit Agreement, as amended to date, and by this Amendment and the continuing operations of the Borrower and its Subsidiaries shall have been obtained and be in full force and effect.

3.6 Notes.  Borrower shall have executed and delivered a promissory note to each New Lender that has requested a promissory note in accordance with Section 2.09(e) of the Credit Agreement.

3.7 Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

SECTION 4. Representations and Warranties of Borrower.  To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

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4.1 Reaffirmation of Representations and Warranties/Further Assurances.  After giving effect to the amendments and assignments contained herein, each representation and warranty of such Credit Party contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects on the Fifth Amendment Effective Date (except to the extent such representations and warranties relate solely to an earlier date, in which case they are true and correct as of such earlier date).

4.2 Corporate Authority; No Conflicts.  The execution, delivery and performance by such Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party.

4.3 Enforceability.  This Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

SECTION 5. Miscellaneous.

5.1 Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect.  Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

5.2 Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.3 Legal Expenses.  Each Credit Party hereby agrees to pay all reasonable fees and expenses of counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

5.4 Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  However, this Amendment shall bind no party until each Credit Party, the Lenders, and the Administrative Agent have executed a counterpart.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

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5.5 Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6 Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

5.7 Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of Illinois.

[Remainder of Page Intentionally Blank.  Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

PETROLEUM DEVELOPMENT CORPORATION

By:      /s/ Darwin L. Stump
Name:  Darwin L. Stump
Title:  Chief Accounting Officer

GUARANTORS:

RILEY NATURAL GAS COMPANY

By:     /s/ Darwin L. Stump
                                                                                                Name:      Darwin L. Stump
                                                                                                Title:        Treasurer

UNIOIL

By:     /s/ Darwin L. Stump
                                                                                                Name:      Darwin L. Stump
                                                                                                Title:        Treasurer

PA PDC, LLC

By:       /s/ Darwin L. Stump
Name:        Darwin L. Stump
Title:          Chief Accounting Officer

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Signature Page

JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A. (Illinois)), individually and as Administrative Agent

By:     _/s/_Jo Linda Papadakis_______________________________
Name:         Jo Linda Papadakis
Title:           Vice President

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Signature Page

BNP PARIBAS,

as a Lender and as Syndication Agent

By:     _/s/ Betsy Jocher____________________
Name:        Betsy Jocher
Title:          Director

By:     _/s/ Polly Schott_____________________
Name:        Polly Schott
Title:          Director

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Signature Page

WACHOVIA BANK, N.A., as a Lender

By:       /s/ Paul Pritchett
       Paul Pritchett, Vice President

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Signature Page

GUARANTY BANK, FSB, as a Lender

By:     /s/ W. David McCarver IV
Name:      W. David McCarver IV
Title:        Vice President

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Signature Page

BANK OF AMERICA, N.A., as a Lender

By:     /s/ Stephen J. Hoffman
Name:      Stephen J. Hoffman
Title:        Managing Director

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Signature Page

BANK OF OKLAHOMA, as a Lender

By:    /s/ Wes Webb
Name:     Wes Webb
Title:        Senior Vice President

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Signature Page

THE ROYAL BANK OF SCOTLAND plc, as a Lender

By:    /s/ Brian Williams
Name:    Brian Williams
Title:      Vice President

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Signature Page

CALYON NEW YORK BRANCH,

as a Lender

By:         /s/ Mark A. Roche
                                                                                                Name:          Mark A. Roche
                                                                                                Title:            Managing Director

By:       /s/ Sharada Manne
Name:        Sharada Manne
Title:          Director

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Signature Page

COMPASS BANK,

as a Lender

By:        /s/ Kathleen J. Bowen
                                                                                                Name:         Kathleen J. Bowen
                                                                                                Title:           Senior Vice President

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Signature Page

BMO CAPITAL MARKETS FINANCING, INC.,

as a Lender

By:       /s/ Gumaro Tijerina
                                                                                                Name:        Gumaro Tijerina
                                                                                                Title:          Vice President

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Signature Page

THE BANK OF NOVA SCOTIA,

as a Lender

By:      /s/ David G. Mills
                                                                                                Name:       David G. Mills
                                                                                                Title:         Director

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Signature Page

ROYAL BANK OF CANADA, as a Lender

By:       /s/ Don J. McKinnerney
Name:        Don J. McKinnerney
Title:          Authorized Signatory

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Signature Page

ALLIED IRISH BANK (successor in interest to Morgan Stanley Bank), as a Lender

By:       /s/ Vaughn Buck
Name:        Vaughn Buck
Title:           Director

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Signature Page

SCHEDULE 2.01
Applicable Percentages and Revolving Commitments

Lender	Title	Applicable Percentage	Revolving Commitment[1]	Maximum Facility Amount
JPMorgan Chase Bank , N.A. Mail Code IL1-0010 10 South Dearborn, Floor 07 Chicago, Illinois 60603-2003 Attention: Mi Y Kim Telephone: (312) 732-4853 Facsimile: (312) 385-7098 mi.y.kim@jpmchase.com With a copy to: JPMorgan Chase Bank, N.A. Mail Code TX2-S038 712 Main Street Houston, TX 77002 Attention: Jo Linda Papdakis Telephone: (713) 216-7743 Facsimile: (713) 216-7770 Jo.l.papadakis@jpmorgan.com	Administrative Agent and a Lender	11.2000000%	$42,000,000.00	$44,800,000.00
BNP Paribas 1200 Smith Street, Suite 3100 Houston, TX 77002 Attention: Douglas R. Liftman Telephone: (713) 982-1154 Facsimile: (713) 659-6915 doug.liftman@americas.bnpparibas.com	Syndication Agent and a Lender	11.2000000%	$42,000,000.00	$44,800,000.00
Wachovia Bank, N.A. c/o Wachovia Capital Markets, LLC 1001 Fannin Street, Suite 2255 Houston, Texas 77002 Attention: Philip Trinder Telephone: (713) 346-2718 Facsimile: (713) 650-6354 phillip.trinder@wachovia.com with a copy to: Wachovia Bank, N.A. 201 S. College Street, CP9 Charlotte, NC 28288 Attention: Todd Tucker Telephone: (704) 383-0905 Facsimile: (704) 715-0097 todd.tucker@wachovia.com	Lender	8.8000000%	$33,000,000.00	$35,200,000.00
Guaranty Bank, FSB 8333 Douglas Avenue Dallas, Texas 75225 Attention: Charlotte McLain Telephone: (214) 360-4883 Facsimile: (214) 360-1938 charlotte.mclain@guarantybank.com with a copy to: Guaranty Bank, FSB 333 Clay, Suite 4400 Houston, Texas 77002 Attention: W. David McCarver IV Telephone: (713) 890-8897 Facsimile: (713) 890-8868 david.mccarver@guarantybank.com	Lender	8.8000000%	$33,000,000.00	$35,200,000.00
Bank of America, N.A. 100 Federal Street Boston, MA 02110 Mail Stop MA5-100-09-01 Attention: Stephen J. Hoffman Telephone: (617) 434-4874 Facsimile: (617) 434-3652 stephen.j.hoffman@bankofamerica.com	Lender	8.8000000%	$33,000,000.00	$35,200,000.00
Bank of Oklahoma P.O. Box 2300 Tulsa, Oklahoma 74192 Attention: Wes Webb Telephone: (918) 588-6981 Facsimile: (918) 588-6880 wwebb@bokf.com with a copy to: Bank of Oklahoma 1500 S. Midwest Blvd Midwest City, OK 73110 Attention: Sherry Ray Telephone: (405) 736-8947 Facsimile: (405) 272-4644 seray@bokf.com	Lender	6.6666667%	$25,000,000.00	$26,666,666.67
The Royal Bank of Scotland plc 101 Park Avenue, 6th Floor New York, New York 10178 Attention: Jacob Abraham Telephone: (212) 401-3563 Facsimile: (212) 401-1494 jacob.abraham@rbs.com with a copy to: The Royal Bank of Scotland plc 600 Travis Street, Suite 6500 Houston, Texas 77002 Attention: Matthew Main Telephone: (713) 221-2400 Facsimile: (713) 221-2428 matthew.main@rbs.com	Lender	6.6666667%	$25,000,000.00	$26,666,666.67
Calyon New York Branch 1301 Travis, Suite 2100 Houston, Texas 77002 Attention: Mark Roche Telephone: (713) 890-8617 Facsimile: (713) 890-8668 mark.roche@us.calyon.com	Lender	6.6666667%	$25,000,000.00	$26,666,666.67
Compass Bank 24 Greenway Plaza, Suite 1400A Houston, Texas 77046 Attention: Kathy Bowen Telephone: (713) 968-8273 Facsimile: (713) 968-8292 Kathy.bowen@compassbank.com with a copy to: Compass Bank 24 Greenway Plaza, Suite 1400A Houston, Texas 77046 Attention: Stacey R. Box Telephone: (713) 993-8580 Facsimile: (713) 968-8292 Stacey.box@compassbank.com	Lender	6.6666667%	$25,000,000.00	$26,666,666.67
BMO Capital Markets Financing, Inc. 700 Louisiana, Suite 4400 Houston, Texas 77002 Attention: Gumaro Tijerina Telephone: (713) 546-9744 Facsimile: (713) 223-4007 gumaro.tijerina@bmo.com with a copy to: BMO Capital Markets Financing, Inc. 1st Canadian Place, 19th Floor Toronto, Ontario Canada M5X 1A1 Attention: Maria Tan Telephone: (416) 867-6983 Facsimile: (416) 867-4050 maria.tan@bmo.com	Lender	6.6666667%	$25,000,000.00	$26,666,666.67
The Bank of Nova Scotia 711 Louisiana, Suite 1400 Houston, Texas 77002-2716 Attention: Sandra Aultman Telephone: (713) 759-3428 Facsimile: (713) 752-2425 sandra_aultman@scotiacapital.com	Lender	6.6666667%%	$25,000,000.00	$26,666,666.67
Royal Bank of Canada 3900 Williams Tower 2800 Post Oak Blvd. Houston, Texas 77056 Attention: Don J. McKinnerney Telephone: (713) 403-5607 Facsimile: (713) 403-5624 don.mckinnerney@rbccm.com with a copy to: Royal Bank of Canada New York Branch One Liberty Plaza, 3rd Floor New York, NY 10006-1404 Attention: Jackie Dias Telephone: (212) 428-6332 Facsimile: (212) 428-2372 Jackie.dias@rbc.com	Lender	5.6000000%	$21,000,000.00	$22,400,000.00
Allied Irish Bank AIB Corporate Banking 405 Park Avenue, 4th Floor New York, NY 10022 Attention: David O’Driscoll Telephone: (212) 515-6743 Facsimile: (212) 339-8099 david.o’driscoll@aibny.com with a copy to: Allied Irish Banks p.l.c. Bankcentre, Ballsbridge Dublin 4 Ireland Telephone: +353 1 641-8562 Facsimile: +353 1 608-9815	Lender	5.6000000%	$21,000,000.00	$22,400,000.00
TOTAL		100.00000%	$375,000,000.00	$400,000,000.00

1As of the Fifth Amendment Effective Date and subject to adjustment as a result of a reduction or increase in the Aggregate Revolving Commitment pursuant to Section 2.02 and Section 2.03 of the Credit Agreement, respectively, or a change in the Borrowing Base pursuant to Article III.

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    SCHEDULE 2.01

EXHIBIT F

CALCULATION OF FORECASTED PRODUCTION

(See attached)
FIFTH AMENDMENT TO
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    SCHEDULE 2.01